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                                                                   EXHIBIT 10.48


                           PURCHASE AND SALE AGREEMENT

                                 By and Between

                  R & N LLC, an Idaho limited liability company

                                    -Seller-

                                       and

                        WASTE CONNECTIONS OF IDAHO, INC.

                                     -Buyer-

                                October 15, 1998


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                                 PURCHASE AND SALE AGREEMENT

        THIS PURCHASE AND SALE AGREEMENT is made as of October 15, 1998, by and between, R & N, LLC, an Idaho limited liability company ("Seller"), and WASTE CONNECTIONS OF IDAHO, INC., a Delaware corporation (the "Buyer").

                                           RECITALS

        A. Seller owns all of that certain real property located in Mountain Home, Elmore County, Idaho, commonly known as 3535 Highway 30, as more particularly described on Exhibit A attached hereto (the "Real Property").

        B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, said Real Property and all rights and interests appurtenant thereto, all on the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

1. PROPERTY INCLUDED IN SALE

        Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, the following:

        1.1 Real Property. All of the parcels of land comprising the Real Property, as described on Exhibit A attached hereto.

        1.2 Appurtenances. All rights, privileges and easements appurtenant to the Real Property to the extent owned by Seller, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on the Real Property, as well as all air rights, solar rights, water, water rights and water stock relating to the Real Property, and all easements, rights-of-way or other appurtenances used or intended to be used in connection with the beneficial use and enjoyment of the Real Property (the "Appurtenances").

     1.3 Improvements. All improvements and fixtures located on the Real Property (the "Improvement").

        1.4 Permits, Development Approvals and Fees. All permits and development rights, agreements, entitlements and approvals relating to the Real Property.

        1.5 Studies and Reports. All engineering and other studies, reports, plans and specifications with respect to the Real Property or any improvements constructed thereon, including, without limitation, all soils, geotechnical, hydrology, water quality, environmental, seismic, engineering and site assessment studies and reports.

        All of the items described in Sections 1.1 through 1.5 above are hereinafter collectively called the "Property."



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2. PURCHASE PRICE

        The purchase price for the Property shall be $100,000.00 ("Purchase Price").

3. TITLE TO THE PROPERTY

        3.1 Real Property. On the Closing Date (as hereinafter defined), Seller shall convey to Buyer marketable and insurable fee simple title to the Real Property, Appurtenances and Improvements by duly executed and acknowledged warranty deed in the form attached hereto as Exhibit B (the "Warranty Deed"). Evidence of delivery of marketable and insurable fee simple title shall be the issuance by Guaranty Title, Inc. ("Title Company") of an ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price, insuring fee simple title to the Real Property and Appurtenances in the Buyer.

4. CONDITIONS TO CLOSING

        The following conditions are conditions precedent to Buyer's obligation to purchase the Property:

        4.1 Purchase Agreement. The occurrence of the closing (the "Asset Closing") under that certain Asset Purchase Agreement to be dated on or about October 15, 1998 ("Asset Purchase Agreement"), by and between Waste Connections, Inc.; Waste Connections of Idaho, Inc.; R & N, LLC; Rumsey Sanitation, Inc.; NADL Sanitation, Inc.; Bradley D. Rumsey; Emil Nejkl; and Kathy K. Rumsey.

        4.2 Title Policy. Title Company shall issue the Title Policy to Buyer at the closing of the purchase and sale of the Property (the "Closing").

        4.3 Representations and Warranties. All of Seller's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

               The foregoing conditions in this Section 4 are intended solely for the benefit of Buyer. If any of the foregoing conditions are not satisfied, Buyer shall have the right at its sole election either to waive in writing the condition in question and proceed with the purchase or, in the alternative, terminate this Agreement. The Closing Date may be extended, at Buyer's option, for a reasonable period of time if required to allow said conditions to be satisfied, subject to Buyer's further right to terminate this Agreement upon an expiration of the period of any such extension if all said conditions have not been satisfied.

5. THE CLOSING

        5.1 Closing Date. The Closing hereunder shall be consummated through an escrow ("Escrow") to be opened with Title Company. All of the documents required for the Closing and the funds required for the payment of the Purchase Price shall be delivered into the Escrow on or before the Closing, or such other date prior thereto as Buyer and Seller may mutually agree in writing (the "Closing Date"). Such date may not be extended without the approval of both Seller and Buyer, except as otherwise expressly provided in this Agreement. The Closing shall



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commence on the Closing Date and shall be completed on the Closing Date or the business day following the Closing Date upon recordation by the Title Company of the Warranty Deed and disbursement by the Title Company of the Purchase Price to Seller. If the Closing does not so commence on the Closing Date, then Title Company as escrow holder shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which may have been deposited hereunder. Any such return shall not, however, relieve either party hereto of any liability it may have for its wrongful failure to close. Buyer and Seller shall each submit to the Title Company, not less than two (2) days prior to the Closing Date, escrow instructions consistent with the provisions of this Agreement.

        5.2 Seller's Documents. At the Closing, Seller shall deliver to Buyer through escrow the following:

          (a) a duly executed and acknowledged Warranty Deed;

          (b) a duly executed counterpart of an Assignment of Permits and Other Intangible Property in the form of Exhibit C attached hereto;

          (c) a duly executed Affidavit of Non-foreign Status in the form of Exhibit D attached hereto;

          (d) any other documents, instruments or agreements called for hereunder which have not previously been delivered.

               Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

        5.3 Buyer's Documents and Funds. At the Closing, Buyer shall deliver to Seller through escrow the following:

          (a) the Purchase Price, subject to the prorations and credits hereinafter provided for; and

          (b) any documents, instruments or agreements called for hereunder which have not previously been delivered.

               Seller may waive compliance on Buyer's part under any of the foregoing items by an instrument in writing.

        5.4 Other Documents. Seller and Buyer shall each deposit such other instruments as are reasonably required by the escrow holder or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

        5.5 Prorations. Rents, real property taxes, and other items of income and expense of ownership of the Property shall be prorated as of 12:01 a.m. on the date the Warranty Deed is recorded on the basis of a 365-day year.



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        5.6 Closing Costs. Transfer taxes applicable to the sale of the Property
(if any), the fee for the Title Policy, escrow charges and other costs of the Closing shall be paid one-half (1/2) by the Seller and one-half (1/2) by the Buyer. Each party shall pay its own attorneys' fees in connection with the sale.

6. REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller hereby represent and warrant to Buyer as follows:

     6.1 Seller is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Idaho, and all documents executed by Seller which are to be delivered to Buyer at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Seller, and are or at the Closing will be legal, valid and binding obligations of Seller, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Seller is a party or to which it is subject.

        6.2 There are no claims, suits and proceedings which are pending against Seller or which relate to the Property or the use or operation thereof and, to the knowledge of Seller, no such claims, suits or proceedings are threatened or anticipated against Seller.

        6.3 All contracts or documents delivered by Seller to Buyer pursuant to this Agreement or in connection with the execution hereof are and at the time of Closing will be true, complete and correct copies, and there do not exist, nor will there exist as of the time of Closing, any contracts or agreements regarding the Property entered into by Seller that have not heretofore been disclosed by Seller to Buyer.

        6.4 At the time of Closing there will be no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' or materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing.

        6.5 There are no other leases or occupancy agreements of any kind relating to the Real Property or any portion thereof.

        6.6 To the knowledge of Seller, with respect to the activities of Seller at the Property (i) such activities are fully licensed, permitted and authorized under all applicable federal, state and local statutes, orders, approvals, zoning or land use requirements, rules and regulations, and (ii) such activities are being and have been conducted in compliance in all material respects with the requirements, criteria, standards and conditions set forth in all applicable federal, state and local statutes, orders, approvals, permits, zoning or land use requirements and restrictions, variances, licenses, rules and regulations; and Seller are not aware of any circumstances, conditions or reasons which are likely to be the basis for revocation or suspension of the Property's site assessment, permits, licenses, consents, authorizations, zoning or land use permits, variances or approvals.

     6.7 To the knowledge of Seller, the Property has been operated in material compliance with, and is presently in material compliance with, federal, state and local laws,



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ordinances, codes, rules, regulations, governmental permits, orders, judgments, awards, decrees, consent judgments, consent orders and requirements applicable to the Property (collectively "Laws"), including, but not limited to, Laws relating to the public health, safety or protection of the environment (collectively, "Environmental Laws"), and Seller are not aware of any assertion by any party that the Property is in material violation of any Laws. Specifically and without limiting the generality of the foregoing, to the knowledge of Seller:

          (a) Except as permitted under applicable laws and regulations, including, without limitation, the federal Resource Conservation Recovery Act, 42 USC Section 6901 et seq. ("RCRA"), the Property has not accepted, processed, handled, transferred, generated, treated, stored or disposed of any Hazardous Material (as defined below) and the Property has not accepted, processed, handled, transferred, generated, treated, stored or disposed of asbestos, medical waste, radioactive waste or municipal waste, except in compliance with Environmental Laws.

          (b) No Hazardous Material, other than that allowed under Environmental Laws, including, without limitation, RCRA, has been disposed of, or otherwise released, on the Property.

          (c) Seller have not ever been subject to or received any notice of any private, administrative or judicial action, or notice of any intended private, administrative or judicial action relating to the presence or alleged presence of Hazardous Material in, under, upon or emanating from the Property. There are no pending or threatened actions or proceedings from any governmental agency or any other entity involving remediation of any condition of the Property, including, without limitation, petroleum contamination, pursuant to Environmental Laws.

          (d) As used in this Agreement, "Hazardous Material" shall mean the substances (i) defined as "Hazardous Waste" in 40 CFR 261, and substances defined in any comparable Idaho statute or regulation; (ii) any substance the presence of which requires remediation pursuant to any Environmental Laws; and
(iii) any substance disposed of in a manner not in compliance with Environmental Laws.

        6.8 No underground storage tanks containing petroleum products or wastes or other hazardous substances regulated by 40 CFR 280 or Environmental Laws are currently or have been located on the Property during Seller's ownership thereof.

        6.9 The Property is not the subject of, or would be affected by, any pending condemnation or eminent domain proceedings, and to the knowledge of the Seller, no such proceedings are threatened.

        6.10 All documents executed by Seller which are to be delivered to Buyer at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Seller, are or at the time of Closing will be legal, valid and binding obligations of Seller, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Seller are a party or to which the Property is subject.



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7. REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer hereby represents and warrants to Seller that Buyer is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Buyer is a party or to which it is subject.

8. INDEMNIFICATION

        Each party hereby agrees to indemnify the other party and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from any misrepresentations or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or exhibit given or delivered to the other pursuant to or in connection with this Agreement. The indemnification provisions of this section 8 shall survive beyond the delivery of the warranty deed and transfer of title, or, if title is not transferred pursuant to this Agreement, beyond any termination of this Agreement.

9. CASUALTY OR CONDEMNATION

        In the event that, prior to Closing, the Property, or any material part thereof, is destroyed or damaged, or if condemnation proceedings are commenced against the Property or any material part thereof, Buyer shall have the right, exercisable by giving notice of such decision to Seller within five (5) days after receiving written notice from Seller of such damage, destruction or condemnation proceedings, to terminate this Agreement, in which case, neither party shall have any further rights or obligations hereunder. If Buyer elects to accept the Property in its then condition, all proceeds of insurance or condemnation awards payable to Seller by reason of such damage, destruction or condemnation shall be paid or assigned to Buyer.

10. POSSESSION

        Possession of the Property shall be delivered to Buyer on the Closing Date. Prior to the closing, Seller shall afford authorized representatives of Buyer reasonable access to the Property for the purposes of conducting soils tests, surveys or other physical inspections of the Property. Buyer shall indemnify Seller and hold Seller harmless against all loss, cost, damage and expenses, including reasonable attorneys' fees arising from or related to Buyer and its representatives entry onto the Property.

11. BUYER'S CONSENT TO NEW CONTRACTS AFFECTING THE PROPERTY

        Seller shall not, after the date of Seller's execution of this Agreement, enter into any agreement affecting the Property or any aspect thereof without obtaining Buyer's consent thereto, which consent Buyer may withhold in its sole discretion.

12. MISCELLANEOUS



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        12.1 Notices. Any notice, consent, approval, waiver or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or deposited with the United States Postal Service, all charges and first class postage prepaid, addressed as follows:

                                   If to Seller:

                                   R & N, LLC
                                   c/o Brad & Kathy Rumsey
                                   P.O. Box 893
                                   Mountain Home, ID 83647

                                   With a copy to:

                                   Emil Nejdl
                                   P.O. Box 923
                                   Mountain Home, ID  83647

                                    If to Buyer:

                                   Waste Connections of Idaho, Inc.
                                   2260 Douglas Boulevard, Suite 280
                                   Roseville, California 95661
                                   Attention:  Ronald J. Mittelstaedt

                                   With a copy to:

                                    Shartsis, Friese & Ginsburg LLP
                                   One Maritime Plaza, 18th Floor
                                   San Francisco, California 94111
                                   Attention:  Winnifred C. Ward, Esq.

or such other address as either party may from time to time specify by notice hereunder to the other.


        12.2 Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. If any broker or finder perfects a claim for a commission or finder's fee based on any such contact, dealings or communication, the party through whom the broker or finder makes such claim shall be responsible for said commission or fee and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

        12.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, heirs, administrators and assigns. Without being



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relieved of any liability under this Agreement, Buyer reserves the right to take title to the Property in a name or assignee other than Buyer.

        12.4 Amendments. This Agreement may be amended or modified by, and only by, a written instrument executed by Seller and Buyer.

        12.5 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Idaho.

        12.6 Merger of Prior Agreements. This Agreement contains the entire agreement of the parties and supersedes all prior negotiations, correspondence, understandings and agreements between the parties relating to the subject matter hereof.

        12.7 Attorneys' Fees. If any party hereto fails to perform any of its obligations under this Agreement, or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provisions hereof, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by any party in enforcing a judgment in its favor shall be recoverable separately from and in addition to any other amounts included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions hereof and to survive and not be merged into any such judgment.

        12.8 Time of the Essence. Time is of the essence of this Agreement.

        12.9 Specific Performance. Seller acknowledge that in the event of a breach or default or threatened breach or default under this Agreement by Seller prior to the Closing, damages at law will be an inadequate remedy and, accordingly, without in any manner limiting any other remedies available to Buyer, Seller's obligations under this Agreement may be enforced by specific performance.

        12.10 Interpretation. Whenever used herein, the term "including" shall be deemed to be followed by the words "without limitation." Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

        12.11 Counterparts. This Agreement may be executed in any number of counterparts which together shall constitute the Agreement.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       BUYER:

                                       WASTE CONNECTIONS OF IDAHO, INC., a
                                       Delaware corporation


                                       By:______________________________________
                                       Its:_____________________________________

                                       SELLER:

                                       R & N, LLC, an Idaho limited liability
                                       company


                                       By:______________________________________
                                       Its:_____________________________________




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                                    Exhibit A

                          DESCRIPTION OF REAL PROPERTY

        All of that certain real property located in Elmore County, Idaho, described as follows:

                A parcel of land being a portion of the SW 1/4 NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said parcel being more particularly described as follows:

                Commencing at the iron pin marking Southwest corner of said NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said point being the REAL POINT OF BEGINNING;

                thence, N.0(degree)33'43"W. 330.00 feet along the west line of said NE 1/4 to an iron pin; thence, N.89(degree)35'06"E. 925.11 feet to an iron pin on the southwesterly right-of-way of Old U.S. Highway 30;

                thence, S.31(degree)03'13"E. 149.74 feet along said right-of-way to an iron pin;

                thence, S.73(degree)22'16:W. 588.91 feet to an iron pin;

                thence, S.0(degree)33'43"E. 36.73 feet to an iron pin on the south line of said NE 1/4;

                thence along said south line, 435.19 feet to the REAL POINT OF BEGINNING, said parcel containing 5.93 acres, more or less.



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                                    Exhibit B

                                  WARRANTY DEED

        For Value Received, R&N LLC, an Idaho limited liability company, whose address is _________ __________, hereinafter referred to as the "Grantor," does by these presents grant, bargain, sell, convey and confirm unto WASTE CONNECTIONS OF IDAHO, INC., a Delaware corporation, whose mailing address is 2260 Douglas Boulevard, Suite 280, Roseville, California 95661, hereinafter referred to as the "Grantee," that certain land situate, lying and being in the County of Elmore, State of Idaho, particularly described as follows, to-wit:

                            [See Exhibit A attached]

        TO HAVE AND TO HOLD the same unto said Grantee, and to Grantee's heirs, successors, administrators and assigns forever. And the said Grantor does hereby covenant to and with the said Grantee, that Grantor is the owner in fee simple of said premises; that said premises are free from all encumbrances, and that Grantor will warrant and defend the same from all lawful claims whatsoever.

        IN WITNESS WHEREOF, the said Grantor has executed this deed as of the day and year first above written.

                                       R & N, LLC, an Idaho Limited Liability
                                       Company


                                       By:______________________________________

                                       Its:_____________________________________

STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

        On this ___ day of ________, 1998, before me, a Notary Public in and for said State, personally appeared _________________________, known to me to be or proven to me upon satisfactory evidence to be the person who signed his/her name to the within and foregoing WARRANTY DEED and acknowledged to me that he/she executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year herein first above written.


                                       _________________________________________
                                       Notary Public
                                       Residing at:
                                       My Commission Expires:



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                                    Exhibit A
                                to Warranty Deed

                                LEGAL DESCRIPTION

        All of that certain real property located in Elmore County, Idaho, described as follows:

                A parcel of land being a portion of the SW 1/4 NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said parcel being more particularly described as follows:

                Commencing at the iron pin marking Southwest corner of said NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said point being the REAL POINT OF BEGINNING;

                thence, N.0(degree)33'43"W. 330.00 feet along the west line of said NE 1/4 to an iron pin; thence, N.89(degree)35'06"E. 925.11 feet to an iron pin on the southwesterly right-of-way of Old U.S. Highway 30;

                thence, S.31(degree)03'13"E. 149.74 feet along said right-of-way to an iron pin;

                thence, S.73(degree)22'16:W. 588.91 feet to an iron pin;

                thence, S.0(degree)33'43"E. 36.73 feet to an iron pin on the south line of said NE 1/4;

thence along said south line, 435.19 feet to the REAL POINT OF BEGINNING, said parcel containing 5.93 acres, more or less.



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                                    Exhibit C

                              ASSIGNMENT OF PERMITS
                          AND OTHER INTANGIBLE PROPERTY


        THIS ASSIGNMENT dated September      , 1998 (the "Assignment"), is made
by R & N, LLC, an Idaho limited liability company ("Assignor") to WASTE CONNECTIONS OF IDAHO, INC., a Delaware corporation ("Assignee").

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under any and all governmental permits and other intangible property owned by Assignor in connection with that certain real property described in Exhibit A attached hereto (the "Real Property") or any improvements or personal property located thereon, including without limitation, any of Assignor's interest in or rights under licenses or planning approvals and any contract rights, agreements, utility contracts, warranties, guaranties, general intangibles or other rights relating to the ownership, development, use or operation of Real Property, but excluding any tools or equipment owned by employees of Assignor.

        Assignor warrants and represents that as of the date the Real Property is conveyed to Assignee there are no assignments of or agreements to assign the foregoing permits and other intangible property to any other party.

        The Assignment shall be binding on and inure to the benefit of the parties hereto and the successors and assigns.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date and year first above written.

                                       ASSIGNOR:

                                       R & N, LLC, an Idaho limited liability
                                       company


                                       By:______________________________________

                                       Its:_____________________________________


                                       ASSIGNEE:
                                       WASTE CONNECTIONS OF IDAHO, INC., a
                                       Delaware corporation

                                       By:______________________________________

                                       Its:_____________________________________



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
                                    Exhibit A

             to Assignment of Permits and Other Intangible Property

                                LEGAL DESCRIPTION

        All of that certain real property located in Elmore County, Idaho, described as follows:

                A parcel of land being a portion of the SW 1/4 NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said parcel being more particularly described as follows:

                Commencing at the iron pin marking Southwest corner of said NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said point being the REAL POINT OF BEGINNING;

                thence, N.0(degree)33'43"W. 330.00 feet along the west line of said NE 1/4 to an iron pin; thence, N.89(degree)35'06"E. 925.11 feet to an iron pin on the southwesterly right-of-way of Old U.S. Highway 30;

                thence, S.31(degree)03'13"E. 149.74 feet along said right-of-way to an iron pin;

                thence, S.73(degree)22'16:W. 588.91 feet to an iron pin;

                thence, S.0(degree)33'43"E. 36.73 feet to an iron pin on the south line of said NE 1/4;

                thence along said south line, 435.19 feet to the REAL POINT OF BEGINNING, said parcel containing 5.93 acres, more or less.



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
                                    Exhibit D

                         AFFIDAVIT OF NON-FOREIGN STATUS
                       INTERNAL REVENUE CODE SECTION 1445

        Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax equal to ten percent of the purchase price if the transferor is a foreign person. Such transferee is exempt from such obligation to withhold if the transferor provides the transferee an affidavit that the transferor is not a foreign person.

        To induce WASTE CONNECTIONS OF IDAHO, INC., a Delaware corporation ("Transferee"), to not withhold tax under such Section 1445 upon the transfer by R & N, LLC, an Idaho limited liability company ("Transferor"), of a U.S. real property interest located in Elmore County, Idaho, as more particularly described in Exhibit A attached hereto, the following affidavit is made on behalf of Transferor under penalty of perjury and with knowledge that Transferee will rely thereon.

        1. Transferor is not a foreign person or foreign corporation, foreign partnership, foreign trust (as those terms are defined in the Internal Revenue
Code);

        2. The tax identification number of the Transferor is 82-0495630; and

        3. The Transferor resides at the following addresses: Route #1, Box 261, Glenns Ferry, ID, 83623.

        Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee, and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalty of perjury, the undersigned declares that he/she has examined this certificate and to the best of his/her knowledge and belief it is true, correct and complete.

        Date:  September    , 1998

                                       R & N, LLC, an Idaho limited liability
                                       company



                                       By:______________________________________

                                       Its:_____________________________________



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
                                    Exhibit A

                       to Affidavit of Non-foreign Status
                       Internal Revenue Code Section 1445


                                LEGAL DESCRIPTION

        All of that certain real property located in Elmore County, Idaho, described as follows:

                A parcel of land being a portion of the SW 1/4 NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said parcel being more particularly described as follows:

                Commencing at the iron pin marking Southwest corner of said NE 1/4, Section 7, T.4S., R.7E., B.M., Elmore County, Idaho, said point being the REAL POINT OF BEGINNING;

                thence, N.0(degree)33'43"W. 330.00 feet along the west line of said NE 1/4 to an iron pin; thence, N.89(degree)35'06"E. 925.11 feet to an iron pin on the southwesterly right-of-way of Old U.S. Highway 30;

                thence, S.31(degree)03'13"E. 149.74 feet along said right-of-way to an iron pin;

                thence, S.73(degree)22'16:W. 588.91 feet to an iron pin;

                thence, S.0(degree)33'43"E. 36.73 feet to an iron pin on the south line of said NE 1/4;

                thence along said south line, 435.19 feet to the REAL POINT OF BEGINNING, said parcel containing 5.93 acres, more or less.



                                       16